Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 9 - Income Taxes

As of December 31, 2023, the Company has net operating loss carryforwards (“NOL”) of approximately $5,692,000, which is available to reduce future taxable income, for federal and state income taxes, respectively. The NOL is scheduled to expire in 2037. At the current federal tax rate of 21% and including book to tax differences result in the current NOL of $724,000 at December 31, 2023. The Company has no income tax effect due to the recognition of a full valuation allowance on the expected tax benefits of future loss carry forwards based on uncertainty surrounding realization of such assets. During the year ended December 31, 2023, the Company has increased the valuation allowance from $319,000 to $724,000.

The tax effect of the carry forwards that give rise to deferred tax assets at December 31, 2023 consists of the following:

	2023	2022
Deferred tax assets:
Net operating loss	$724,000	$319,000
Total deferred tax assets	724,000	$319,000
Valuation allowance	(724,000)	(319,000)
Deferred tax asset, net of allowance	$-	$-

A reconciliation of the statutory income tax rate and the Company’s effective tax rate is as follows:

	2023	2022
Statutory U.S. federal rate	21.0%	21.0%
Book to tax differences	(9.0)%	(6.0)%
Valuation allowance	(12.0)%	(15.0)%
Effective tax rate	0.0%	0.0%